DEAR FELLOW SHAREHOLDERS:

   In spite of a difficult year for the U.S. bond market, your Fund continued to pay its 9.8 cent monthly dividend throughout 1996. The annual dividend of $1.176 represents a yield of 9.13 percent on the year end closing price of $12.875.

   Early in the second half of 1996, economic data began suggesting that the economy was in the process of decelerating from the second quarter's GDP rate of
4.7 percent. For example, July's report on industrial production, which had accelerated strongly during the second quarter, signaled that industrial production was settling into a less inflation-threatening mode. The moderating trend of industrial production was helped by the mid-summer General Motors' strike and a general slowdown in consumer demand. Consumer demand went into a swoon during the summer as shoppers felt spent from the fever pace of buying during the previous quarter. Furthermore, consumers felt constrained from future spending, as their debt repayments took an increasingly larger percentage of their take-home pay. Also, housing starts began showing signs of slowing due to the nearly 1.10 percentage point increase in ten year U.S. Treasury yields during the first half of 1996. Exports added very little to economic growth as the economies of Europe and Japan remained mired in sub-par growth. Lastly, reflective of the general feeling that the economy was slowing was the fact that the National Puchasing Managers Survey declined from 54.3 percent at the end of June, to 50.2 percent by November's end. The importance of the survey's decline lies in the fact that a reading of 50.0 percent is suggestive of a non-accelerating economy.

   The end result of these signs of moderating economic growth was a decline on the yield on longer-dated U.S. Treasury securities through the latter part of November. For example, from mid-year to the latter part of November, longer-dated Treasury yields declined from 6.89 percent to 6.35 percent. Unfortunately, the declining trend in interest rates did not continue through year-end, as the economy once again began showing signs of renewed growth with the engines of consumer spending (jobs, income and confidence) still in evidence. As a result, the fixed income markets were reminded again that the Federal Reserve would remain vigilant to the effects of stronger economic growth on inflation. Predictably, therefore, the yield on longer-dated Treasurys increased to 6.63 percent at year end. For the year as a whole, longer-dated Treasury yields rose almost one percentage point. In spite of December's back up rates, the second half of 1996 was able to show a nicely positive rate of return. For example, the Lehman Brothers Aggregate Index, generally considered to be reflective of the investment grade fixed income markets, had a total rate of return in the second half of 1996 of 4.90 percent. When linked to the first half's return of -1.21 percent, however, the index was only able to generate a 1996 return of 3.63 percent.

FUND PERFORMANCE

   For the six months ended December 31, 1996, the Trust had a total return on net asset value of 7.45 percent as measured by Lipper Analytical Services, Inc. By comparison, Lipper's universe of Investment Grade Bond Funds had a total return on net asset value of 5.98 percent. For the year, the Trust had a total return on market value of 0.85 percent as measured by Lipper Analytical Services, Inc., whereas the Lipper Investment Grade Bond Fund universe had a total return on market value of 4.34 percent. The Trust's longer duration and leverage certainly contributed to the market value underperformance when viewed against the Investment Grade Bond Fund universe.

   For the year, the generally negative tone of the fixed income markets had an equally negative impact on the Trust's net asset value (NAV). For example, the NAV ended 1996 at $13.80, which was down $1.01 from the year ago level. Lastly, the common stock quote at year end of $12.875 was down $1.00 from 1995's closing level.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment plan available to all registered shareholders of the Trust. Under the plan, the Trust absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Trust. Additional information about the plan is available from The Bank of New York, 1-800-524-4458.

   Also, the Trust has a cash purchase plan which permits participants to purchase shares directly from the Plan Agent. For more details, please turn to page 14.

   We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,


Francis E. Jeffries, CFA                   Calvin J. Pedersen
Chairman                                   President and Chief Executive Officer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996


                                                                 RATINGS*
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
                 / / LONG-TERM INVESTMENTS--135.4%
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS--32.9%
                 Government National Mortgage
                 Association
                 Pass-Through Certificates
$ 4,075          8.00%, 7/15/23.......................  AAA      Aaa       AAA        $ 4,179,075
  8,496          8.00%, 8/15/23.......................  AAA      Aaa       AAA          8,704,682
  4,048          8.00%, 5/15/24.......................  AAA      Aaa       AAA          4,136,105
  1,967          7.00%, 3/15/26.......................  AAA      Aaa       AAA          1,925,143
  5,019          7.50%, 5/15/26.......................  AAA      Aaa       AAA          5,020,928
 25,781          8.50%, 8/15/26.......................  AAA      Aaa       AAA         26,715,581
                 U.S. Treasury Bonds
 12,900          10.750%, 2/15/03.....................  AAA      Aaa       AAA         15,794,373
 40,000          10.375%, 11/15/12....................  AAA      Aaa       AAA         51,512,400
                                                                                      -----------
                                                                                      117,988,287
                 TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (cost $118,243,397)..................
                                                                                      -----------
                 BONDS--102.5%
                 FINANCIAL--6.0%
 10,000          American Express Co.
                 8.625%, 5/15/22......................  AA-      A1        A+          10,599,600
 10,000          General Motors Acceptance Corp.
                 8.50%, 1/01/03.......................  A-       A3        A-          10,814,300
                                                                                      -----------
                                                                                       21,413,900
                                                                                      -----------
                 INDUSTRIAL--47.8%
 10,000          Atlantic Richfield Co.
                 9.875%, 3/01/16......................  NR       A2        A           12,518,800
 10,000          Caterpillar, Inc.
                 9.375%, 3/15/21......................  A        A2        A           12,215,800
 15,000          Dayton Hudson Corp.
                 8.50%, 12/01/22......................  A-       Baa1      BBB+        15,489,600
 10,000          Ford Motor Co.
                 8.875%, 1/15/22......................  A+       A1        A+          11,551,200
 10,000          Georgia Pacific Corp.
                 9.625%, 3/15/22......................  BBB      Baa2      BBB-        10,889,400
  3,000          8.625%, 4/30/25......................  BBB      Baa2      BBB-         3,099,300
 10,250          McDonnell Douglas Corp.
                 9.75%, 4/01/12.......................  A-       Baa1      A-          12,737,573

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                 RATINGS*
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
$10,000          Occidental Petroleum Corp.
                 8.75%, 1/15/23.......................  BBB+     Baa2      BBB        $11,254,500
 15,000          Phillips Petroleum Co.
                 8.49%, 1/01/23.......................  NR       A3        A-          15,855,000
  9,000          Ralston Purina Co.
                 8.125%, 2/01/23......................  BBB+     Baa1      A-           9,318,510
 10,000          Sears Roebuck and Co.
                 9.375%, 11/01/11.....................  A        A2        A-          11,957,800
 10,000          Tele-Communications, Inc.
                 9.80%, 2/01/12.......................  BB-      Ba1       BBB-        10,822,000
 10,000          Tenneco, Inc.
                 9.20%, 11/15/12......................  BBB-     Baa3      BBB-        11,345,300
  5,000          Time Warner Entertainment Company,
                 L.P.
                 10.15%, 5/01/12......................  NR       Baa3      BBB-         5,996,850
  5,000          8.875%, 10/01/12.....................  NR       Baa3      BBB-         5,465,500
  5,000          USX Corp.
                 9.375%, 2/15/12......................  BBB      Baa2      BBB-         5,801,950
  5,000          8.50%, 3/01/23.......................  BBB      Baa3      BBB-         5,391,250
                                                                                      -----------
                                                                                      171,710,333
                                                                                      -----------
                 TELEPHONE--9.3%
  5,000          AT&T Corp.
                 8.625%, 12/01/31.....................  AA+      Aa3       AA-          5,294,400
 10,000          Bell Canada Inc.
                 9.50%, 10/15/10......................  NR       A1        A+          12,063,400
 10,000          MCI Communications Corp.
                 8.25%, 1/20/23.......................  A        A2        A           10,445,000
  5,000          New York Telephone Co.
                 8.625%, 11/15/10.....................  A        A2        A            5,663,800
                                                                                      -----------
                                                                                       33,466,600
                                                                                      -----------
                 UTILITIES--ELECTRIC--39.4%
 10,000          Arizona Public Service Co.
                 8.00%, 2/01/25.......................  BBB      Baa2      BBB         10,097,100
 10,000          Boston Edison Co.
                 7.80%, 3/15/23.......................  BBB+     Baa2      BBB          9,109,800
 11,700          Commonwealth Edison Co.
                 9.875%, 6/15/20......................  BBB      Baa2      BBB         13,357,890
  5,000          Connecticut Light & Power Co.
                 8.50%, 6/01/24.......................  NR       Baa3      BBB-         5,165,850

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996


                                                                 RATINGS*
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
$ 5,000          Dayton Power & Light Co.
                 8.40%, 12/01/22......................  AA       Aa3       AA-        $ 5,227,050
  6,000          8.15%, 1/15/26.......................  AA       Aa3       AA-          6,269,340
  3,000          Houston Lighting & Power Co.
                 7.75%, 3/15/23.......................  A+       A3        A-           2,985,120
 15,000          Hydro-Quebec
                 8.40%, 1/15/22.......................  AA       A2        A+          16,382,250
  5,000          Illinois Power Co.
                 8.00%, 2/15/23.......................  BBB+     Baa1      BBB          5,134,300
 10,000          Mississippi Power & Light Co.
                 8.65%, 1/15/23.......................  NR       Baa2      BBB         10,038,200
 10,000          Pacific Gas & Electric Co.
                 8.25%, 11/01/22......................  NR       A2        A           10,408,100
 10,000          Peco Energy Co.
                 8.25%, 9/01/22.......................  BBB+     Baa1      BBB+        10,096,400
  5,000          Pennsylvania Power & Light Co.
                 8.50%, 5/01/22.......................  NR       A3        A-           5,282,700
  9,711          Public Service Electric & Gas Co.
                 8.50%, 6/01/22.......................  A        A3        A-          10,215,388
  5,000          Tennessee Valley Authority
                 8.625%, 11/15/29 Pound...............  NA       Aaa       AAA          5,265,600
  5,000          Texas Utilities Electric Co.
                 9.750%, 5/01/21......................  NR       Baa2      BBB+         5,658,850
 10,000          8.875%, 2/01/22......................  NR       Baa2      BBB+        10,718,000
                                                                                      -----------
                                                                                      141,411,938
                                                                                      -----------
                                                                                      368,002,771
                 TOTAL BONDS (cost $357,661,235)......
                                                                                      -----------
                 / / SHORT-TERM INVESTMENTS-- 12.5%
                 COMMERCIAL PAPER--0.7%
  2,500          Ford Motor Credit Corporation                                          2,500,000
                 5.364%, 1/30/97......................

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1996

PRINCIPAL                                                                MARKET
 AMOUNT                                                                VALUE (NOTE
  (000)                            DESCRIPTION                             1)
---------   ---------------------------------------------------------  -----------
            REPURCHASE AGREEMENTS--7.8%
            Repurchase agreement with Deutsche Morgan Grenfell Inc.,
$22,653       6.00%, acquired on 12/31/96 and due 1/03/97
              (collateralized by U.S. Treasury Notes, 6.875%,
              5/15/06)...............................................  $22,652,500
    789     Repurchase agreement with Nomura Securities, Inc., 7.50%,
              acquired on 12/31/96 and due 1/02/97 (collateralized by
              Federal National Mortgage Association Principal-only
              Stripped Security, 7.50%, 7/01/26).....................      789,000
  4,500     Repurchase agreement with Salomon Brothers Inc., 7.04%
              acquired on 12/31/96 and due 1/03/97 (collateralized by
              U.S. Treasury Strips, 2/15/26).........................    4,500,000
                                                                       -----------
                                                                        27,941,500
                                                                       -----------
            MASTER NOTE--0.3%
  1,000     Met Life, 5.6875%, due 4/01/97...........................    1,000,000
            MEDIUM TERM NOTE--2.8%
            Ford Motor Credit Corp. Floating Rate Note, 5.7925% @,
 10,000       due 10/21/97...........................................   10,000,000
            MONEY MARKET FUND--0.9%
  3,376     Merrimac Cash Fund, 5.333%@..............................    3,376,000
            TOTAL SHORT TERM INVESTMENTS
                                                                       -----------
            (cost $44,817,500).......................................   44,817,500
                                                                       -----------
            TOTAL INVESTMENTS--147.9%
              (cost $520,722,132) (Note 3)...........................  530,808,558
            Liabilities, less cash and
              other assets--(47.9%)..................................
                                                                      (171,867,834)
                                                                       -----------
            NET ASSETS--100%.........................................  358,940,724
                                                                       -----------
                                                                       -----------

----------------------------
NR - Not Rated.
  * Ratings of issues shown have not been audited by Ernst & Young LLP. Pound This security is also a U.S. Government Agency obligation.
  @ Rate in effect at December 31, 1996.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost $520,722,132).........................   $530,808,558
Cash..............................................................      2,308,831
Interest receivable...............................................      9,926,143
Prepaid assets....................................................         43,280
Deferred organization expenses....................................         10,765
                                                                     ------------
    Total assets..................................................    543,097,577
                                                                     ------------
LIABILITIES
Commercial paper (Note 5).........................................    141,429,753
Payable upon return of securities loaned (Note 4).................     42,387,500
Investment advisory fee payable (Note 2)..........................        151,173
Administrative fee payable (Note 2)...............................         45,352
Accrued expenses and other liabilities............................        143,075
                                                                     ------------
    Total liabilities.............................................    184,156,853
                                                                     ------------
NET ASSETS........................................................   $358,940,724
                                                                     ------------
                                                                     ------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,015,314 shares issued and outstanding (Note 6)...............   $    260,153
Additional paid-in capital........................................    366,422,283
Distributions in excess of net investment income..................       (160,169)
Accumulated net realized loss on investment transactions..........    (17,667,969)
Net unrealized appreciation on investments........................     10,086,426
                                                                     ------------
NET ASSETS........................................................   $358,940,724
                                                                     ------------
                                                                     ------------
Net asset value per share of common stock:
  ($358,940,724 / 26,015,314 shares of common stock issued and
  outstanding)....................................................   $      13.80
                                                                     ------------
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest income.................................................   $ 39,612,763
  Other income....................................................        118,316
                                                                     ------------
    Total investment income.......................................     39,731,079
                                                                     ------------
EXPENSES
  Investment advisory fee (Note 2)................................      1,786,117
  Administrative fee (Note 2).....................................        535,834
  Commercial paper fees...........................................        265,239
  Transfer agent fee and expenses.................................        141,381
  Commission expense--commercial paper............................        145,383
  Directors' fees.................................................        147,934
  Professional fees...............................................         74,739
  Custodian fee and expenses......................................         53,653
  Reports to shareholders.........................................         36,720
  Registration fee................................................         32,340
  Insurance.......................................................         21,547
  Amortization of deferred organization expenses (Note 1).........         10,021
  Miscellaneous...................................................          5,772
                                                                     ------------
  Total operating expenses (before interest expense)..............      3,256,680
  Interest expense--commercial paper (Note 5).....................      7,814,292
                                                                     ------------
    Total expenses................................................     11,070,972
                                                                     ------------
         Net investment income....................................     28,660,107
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions....................      1,140,157
  Net change in unrealized appreciation on investments............    (28,144,218)
                                                                     ------------
    Net realized and unrealized loss on investments...............    (27,004,061)
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $  1,656,046
                                                                     ------------
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
    Interest received............................................   $  40,010,769
    Expenses paid................................................      (3,223,300)
    Interest expense paid........................................      (7,483,545)
    Purchase of long-term portfolio investments..................     (62,833,622)
    Proceeds from sale of long-term portfolio investments........      65,558,344
    Net purchases in excess of proceeds from sales of short-term
portfolio investments............................................      (8,238,732)
                                                                    -------------
    Net cash provided by operating activities....................      23,789,914
                                                                    -------------
Cash flows provided by (used for) financing activities:
    Net cash provided by securities loaned.......................       8,308,732
    Net cash used for commercial paper...........................        (295,914)
    Cash dividends paid to shareholders..........................     (30,594,018)
                                                                    -------------
    Net cash used for financing activities.......................     (22,581,200)
                                                                    -------------
Net increase in cash.............................................       1,208,714
Cash at beginning of year........................................       1,100,117
                                                                    -------------
Cash at end of year..............................................   $   2,308,831
                                                                    -------------
                                                                    -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations.............   $   1,656,046
                                                                    -------------
    Increase in investments......................................      (5,514,010)
    Net realized gain on investments transactions................      (1,140,157)
    Net change in unrealized appreciation on investments.........      28,144,218
    Decrease in interest receivable..............................         283,493
    Increase in commercial paper discount........................         330,747
    Accretion of discount........................................          (3,803)
    Amortization of deferred organization expenses...............          10,021
    Decrease in prepaid assets...................................          17,663
    Decrease in investment advisory fee payable..................          (7,811)
    Decrease in administrative fee payable.......................          (2,343)
    Increase in accrued expenses and other liabilities...........          15,850
                                                                    -------------
         Total adjustments.......................................      22,133,868
                                                                    -------------
Net cash provided by operating activities........................   $  23,789,914
                                                                    -------------
                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE                FOR THE
                                               YEAR ENDED             YEAR ENDED
                                            DECEMBER 31, 1996      DECEMBER 31, 1995
                                           -------------------    -------------------
OPERATIONS
  Net investment income.................   $         28,660,107   $         28,302,814
  Net realized gain (loss) on investment
    transactions........................              1,140,157             (4,787,257)
  Net change in unrealized appreciation
    on investments......................            (28,144,218)            75,587,484
                                           -------------------    -------------------
  Net increase in net assets resulting
    from operations.....................              1,656,046             99,103,041
                                           -------------------    -------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Dividends from net investment
  income................................            (28,044,517)           (28,809,860)
  Distributions in excess of net
    investment income...................                     --             (1,784,163)
                                           -------------------    -------------------
  Net decrease in net assets resulting
    from dividends and distributions....            (28,044,517)           (30,594,023)
                                           -------------------    -------------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 6)
  Tender offer costs charged to
    additional paid-in capital..........                     --                (21,699)
                                           -------------------    -------------------
  Net decrease in net assets resulting
    from capital share transactions.....                     --                (21,699)
                                           -------------------    -------------------
    Total increase (decrease)...........            (26,388,471)            68,487,319
NET ASSETS
  Beginning of year.....................            385,329,195            316,841,876
                                           -------------------    -------------------
  End of year...........................   $        358,940,724   $        385,329,195
                                           -------------------    -------------------
                                           -------------------    -------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                                                             FOR THE PERIOD
                                 FOR THE              FOR THE              FOR THE         JANUARY 29, 1993*
                                YEAR ENDED           YEAR ENDED           YEAR ENDED        TO DECEMBER 31,
                            DECEMBER 31, 1996    DECEMBER 31, 1995    DECEMBER 31, 1994           1993
                            ------------------   ------------------   ------------------   ------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................  $             14.81  $             12.18  $             14.78  $             14.06**
                            ------------------   ------------------   ------------------   ------------------
 Net investment income                     1.10                 1.09                 1.18                 1.08
 Net realized and
   unrealized gain (loss)
   on investment
   transactions...........                (1.03)                2.72                (2.60)                0.76
                            ------------------   ------------------   ------------------   ------------------
Net increase (decrease)
 from investment
 operations...............                 0.07                 3.81                (1.42)                1.84
                            ------------------   ------------------   ------------------   ------------------
Dividends from net
 investment income........                (1.08)               (1.11)               (1.18)               (1.06)
Distributions in excess of
 net investment income....                   --                (0.07)                  --                   --
Distributions from
 realized gains on
 investments..............                   --                   --                   --                (0.06)
                            ------------------   ------------------   ------------------   ------------------
Total dividends and
 distributions............                (1.08)               (1.18)               (1.18)               (1.12)
                            ------------------   ------------------   ------------------   ------------------
Net asset value, end of
 period...................  $             13.80  $             14.81  $             12.18  $             14.78
                            ------------------   ------------------   ------------------   ------------------
                            ------------------   ------------------   ------------------   ------------------
Per share market value,
 end of period***.........  $             12.875 $             13.875 $             11.125 $             14.25
                            ------------------   ------------------   ------------------   ------------------
                            ------------------   ------------------   ------------------   ------------------
TOTAL INVESTMENT
 RETURN+..................                 0.69%               36.21%              (14.19)%               2.33%
RATIOS TO AVERAGE
 NET ASSETS:
Operating expenses........                 0.80%****           0.78%****             0.78%****            0.73%++
Commercial paper
 expenses.................                 2.30%                2.52%                1.46%                  --
Net investment income.....                 8.02%                7.92%                8.87%                7.87%++
SUPPLEMENTAL DATA:
Portfolio turnover........                   13%                   5%                 149%                 282%
Net assets, end of period
 (000)....................  $           358,941  $           385,329  $           316,842  $           407,994

----------------------------

  * Commencement of investment operations.
 ** Net of offering costs of $(0.04) and underwriting discount of $(0.90).
 *** Net asset value and market value are published in The Wall Street Journal each Monday.
**** Exclusive of commercial paper expenses.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Brokerage commissions are not reflected. Total returns for periods of less than one full year are not annualized.
 ++ Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS

   Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Trust') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company. The Trust had no operations until December 15, 1992 when it sold 8,000 shares of common stock for $112,800 to Phoenix Duff & Phelps Corporation. Investment operations commenced on January 29, 1993.

   The Trust's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Trust seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region.

   On June 14, 1995, Duff & Phelps Investment Management Co. (the 'Adviser') entered into a merger agreement with PM Holdings, Inc. A successor investment advisory agreement was submitted to and approved by Trust shareholders at a special meeting held on September 7, 1995. The merger closed on November 1, 1995.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: The Trust values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Trust. Exchange-traded options are valued at the last reported sale price, or if no sales are reported, at the mean between last reported bid and asked prices. Non-exchange traded options are valued using a mathematical model. The relative illiquidity of some securities in the Trust's portfolio may adversely affect the ability of the Trust to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Trust had a capital loss carryforward of $17,667,969 at December 31, 1996, of which $12,885,557 expires in 2002 and $4,782,412 expires in 2003, if not offset by subsequent capital gains.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: On the statement of assets and liabilities, as a result of permanent book-to-tax differences, $1,008,404 has been reclassed from distributions in excess of net investment income to additional paid-in capital. This reclassification has no effect on net assets or net asset value per share. Additionally, certain reclassifications have been made to amounts reported at December 31, 1995 to conform to the current financial statement presentation.

DIVIDENDS AND DISTRIBUTIONS: The Trust will declare and pay dividends to shareholders monthly from net investment income. Capital gains, if any, are expected to be distributed annually unless the Trust nets them against capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date. Distributions in excess of net investment income result from temporary book-to-tax differences.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DEFERRED ORGANIZATION COSTS: A total of $50,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust foregoes principal and interest paid on the securities.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that it's market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

   The Trust has an Advisory Agreement with the Adviser, a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Princeton Administrators, L.P. (the 'Administrator').

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Trust's average weekly net assets. The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Trust's average weekly net assets, subject to a monthly minimum of $12,500.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Trust who are affiliated persons of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

   For the year ended December 31, 1996, the Trust had purchases of $34,241,284 and sales of $15,841,767 of investment securities, other than short-term investments. For the year ended December 31, 1996, the Trust had purchases of $28,592,338 and sales of $54,925,095 of U.S. Government securities.

   The Federal income tax basis of the Trust's investments at December 31, 1996 was $520,722,132, and accordingly, net unrealized appreciation aggregated $10,086,426, of which $13,149,502 related to appreciated securities and $3,063,076 related to depreciated securities.

NOTE 4. SECURITY LENDING

   The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of fee income. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   As of December 31, 1996, the Trust's custodian held cash and short term investments having an aggregate value of $42,387,500 as collateral for portfolio securities loaned having a market value of $40,857,650.

NOTE 5. COMMERCIAL PAPER

   As of December 31, 1996, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,429,753. The average discount rate of commercial paper outstanding at December 31, 1996 was 5.44%. The average daily balance of commercial paper outstanding for the year ended December 31, 1996 was $143,000,000 at a weighted average discount rate of 5.46%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Trust entered into a line of credit arrangement with a bank for $75,000,000. During the year ended December 31, 1996, there were no borrowings under this arrangement.

NOTE 6. CAPITAL

   There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at December 31, 1996, Phoenix Duff & Phelps Corporation owned 11,223 shares.

   On August 8, 1994, the Trust's Board of Directors approved a tender offer (the 'Tender Offer') to shareholders to purchase up to 1.5 million shares of outstanding common stock subject to a maximum outlay of $30 million. The offer commenced on August 8, 1994 and expired on September 2, 1994. The Trust received tenders representing 1,592,686 shares of common stock. Pursuant to the terms of the offer, the Trust determined to accept the full amount of 1,592,686 common shares tendered. As a result of the Tender Offer, the Trust purchased 1,592,686 shares for a total of $20,641,210. On September 20, 1995, the Trust's Board of Directors approved the retirement of 1,592,686 shares and the appropriate reduction in the Trust's stated capital.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Duff & Phelps Utility and Corporate Bond Trust Inc.

    We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc., including the portfolio of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 1996, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Chicago, Illinois
February 6, 1997

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Common shareholders are automatically enrolled in the Trust's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to Common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of Common Stock of the Trust unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of Common Stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the Common shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or distribution had been paid in Common Stock issued by the Trust.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

    The Plan also permits Plan participants to periodically purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $1,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

    The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

    Funds sent to the Plan Agent for voluntary additional share investment may be re-called by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Trust, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Trust shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and Common shareholders who have withdrawn from the Plan may rejoin it at any time.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    Common shareholders whose Common Stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    None of the ordinary income distributions paid by the Trust during the fiscal year ended December 31, 1996, qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid, as determined for federal tax purposes by the Trust during the year.

    The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

    Listed below are the percentages of total assets of the Trust invested in Federal obligations as of the end of each quarter of the fiscal year.


                                                  PERCENTAGE
                                                   OF
                                                  FEDERAL
         QUARTER ENDED                            OBLIGATIONS*
         ----------------------------             ------------
         March 31, 1996                           19.61%
         June 30, 1996                            18.39%
         September 30, 1996                       19.02%
         December 31, 1996                        13.44%

Of the Trust's distributions paid to shareholders from ordinary income during the calendar year ended December 31, 1996, 17.39% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro-rata basis.

----------------------------

* For purposes of this calculation, Federal obligations include U.S. Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal
 Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the
  Student Loan Marketing Association. Repurchase agreements are not included in this calculation.
-------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment
  Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock in the open market.
                       ADDITIONAL INFORMATION (UNAUDITED)
During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

DIRECTORS
Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne
OFFICERS
Calvin J. Pedersen
President & Chief Executive Officer
Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer Thomas N. Steenburg
Secretary
Mary Jo Metz
Treasurer & Assistant Secretary
INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458
INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

                  This report is for stockholder information.
                This is not a prospectus intended for use in the
                       purchase or sale of Trust shares.
              Duff & Phelps Utility and Corporate Bond Trust Inc.
                             55 East Monroe Street
                               Chicago, IL 60603


                                 ANNUAL REPORT
                               DECEMBER 31, 1996

                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST